LOAN AGREEMENT (form)

THIS LOAN AGREEMENT (this “Agreement”), is dated as of the Effective Date on the signature page hereof, by and between Artfest International, Inc., a Florida corporation on behalf of itself and its shareholders ("Company"), and the secured parties identified on the signature page hereto, and deemed also as to their respective endorsees, transferees and assigns (collectively, the "Secured Party"), and is joined in by the Management of the Company for the express purposes of the Section titled “Management Confirmation.”

RECITALS:

WHEREAS, from time to time the Secured Party has made or may, in its absolute discretion, further make loans (the “Loans”) to the Company, as advances to the Company or to others on behalf of the Company;

WHEREAS, the Secured Party is entitled to, among other things, (i) to have such Loans reflected under a promissory note or notes executed on, before or following this date (the “Promissory Notes”), (ii) security interests in all assets and proceeds of the Company and its business, and also (iii) related representations and promises from the Company and affiliated parties; and

WHEREAS, more specifically, the Company has agreed to execute and deliver to the Secured Party this Agreement, and exhibits, for the benefit of the Secured Party and to grant to it a first priority security interest in all property and proceeds of Company to secure the prompt payment, performance and discharge in full of all of Company’s obligations under the Promissory Notes;

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Certain Definitions, Use of Proceeds and Security.
A. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Undefined terms defined in Article 9 of the Uniform Commercial Code (UCC), or subsequent controlling amended or substitute section of the UCC (such as “general intangibles” and “proceeds”) shall have the respective meanings given such terms in Article 9 of the UCC or subsequent controlling amended or substitute section of the UCC.

“Collateral” means the collateral in which the Secured Party is granted a security interest by this Agreement and which shall include the following, whether presently owned or existing or hereafter acquired or coming into existence, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith:

1  all Goods of the Company, including, without limitations, all machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with the Company’s businesses and all improvements thereto (collectively, the "Equipment"); and
2  all Inventory of the Company; and
3  all of the Company’s tangible and intangible personal property, including contract rights and general intangibles, including, without limitation, all partnership interests, stock or other securities, licenses, distribution and other agreements, computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, copyrights, deposit accounts, and income tax refunds (collectively, the "General Intangibles"); and
4  all Receivables of the Company including all insurance proceeds, and rights to refunds or indemnification whatsoever owing, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each Receivable, including any right of stoppage in transit; and
5  all of the Company’s documents, instruments and chattel paper, files, records, books of account, business papers, computer programs and the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(iv) above and this (v) also.

“Company” shall mean, collectively, Company and all of the subsidiaries of Company.

“Obligations” means all of the Company’s obligations under this Agreement and the Promissory Notes, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later decreased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time and includes, without limitation, the obligation to repay the principal and interest under the Promissory Notes.

“UCC” means the Uniform Commercial Code, as currently in effect in the State of Florida.

B. All proceeds to the Company by the loans reflected by the Promissory Notes shall only be used by the Company for reasonable and necessary:

1.	working capital; and
2.	operational and administrative expenses; but not for:

payment of any other loans, officer salaries, payments to affiliates or other extraordinary purposes without the prior written consent of the Secured Party following detailed written communication, which consent may not be granted.

2. Grant of Security Interest. To secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Company hereby, unconditionally and irrevocably, pledges, grants and hypothecates to the Secured Party, a continuing security interest in, a continuing first lien upon, and upon a default that is uncured, an unqualified right to possession and disposition of and a right of set-off against, in each case and all other rights and remedies, to the fullest extent permitted by law, all of the Company's right, title and interest of whatsoever kind and nature in and to the Collateral (the "Security Interest"). The Company shall promptly supply the Secured Party a separately completed and executed UCC Financing Statement (UCC-1) for each and every County and State in which it has any assets of any nature or description. The said UCC Financing Statement shall cover all tangible and intangible personal property, including but not limited to furniture, furnishings, fixtures, accounts receivable, cash, software, customer lists, all art, valuable items, collectable items and luxury items in stock or on loan, customer data, and all agreements in the favor of the Borrower with other companies and individuals, etc.

3. Certain Promises and Representations of the Company. The Company promises and represents the following to the Secured Party:

a. The Company has the requisite corporate power and authority to enter into this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Company of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. This Agreement constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally.

b. The Company represents and warrants that it has no place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule A attached hereto;

c. The Company is the sole owner of the Collateral (except assets subject to any non-exclusive licenses granted the Company in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant the Security Interest in and to pledge the Collateral. There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Party pursuant to this Agreement) covering or affecting any of the Collateral. So long as this Agreement shall be in effect, the Company shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Party pursuant to the terms of this Agreement).

d. No part of the Collateral has been judged invalid or unenforceable. No written claim has been received that any Collateral or the Company’s use of any Collateral violates the rights of any third party. There has been no adverse decision to the Company’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Company's right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Company, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

e. The Company shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Schedule A attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Party at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Party valid, perfected and continuing first priority liens in the Collateral.

f. This Agreement creates, in favor of the Secured Party, a valid security interest in the Collateral securing the payment and performance of the Obligations and, upon making the filings described in the immediately following sentence, a perfected first priority security interest in such Collateral. Except for the filing of financing statements on Form-1 under the UCC with the jurisdictions indicated on Schedule B, attached hereto, no authorization or approval of or filing with or notice to any governmental authority or regulatory body is required either (i) for the grant by the Company of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by the Company or (ii) for the perfection of or exercise by the Secured Party of its rights and remedies hereunder.

g. On the date of execution of this Agreement, or soon thereafter as allowed by the Secured Party for convenience, the Company will deliver to the Secured Party one or more executed UCC financing statements on Form-1 with respect to the Security Interest for filing with the jurisdictions indicated on Schedule B, attached hereto and in such other jurisdictions as may be requested by the Secured Party.

h. The execution, delivery and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which the Company is a party or by which the Company is bound. No consent (including, without limitation, from owners or creditors of the Company) is required for the Company to enter into and perform its obligations hereunder.

i. The Company shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Secured Party until this Agreement and the Security Interest hereunder shall terminate only pursuant to the section titled “Term.” Also, in furtherance:

The Company hereby agrees to defend the same against any and all persons. In the ordinary course of business, the Company shall safeguard and protect all Collateral for the account of the Secured Party.

At the request of the Secured Party, the Company will sign and deliver to the Secured Party at any time or from time to time one or more financing statements pursuant to the UCC (or any other applicable statute) in form reasonably satisfactory to the Secured Party and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Party to be, necessary or desirable to effect the rights and obligations provided for herein.

Without limiting the generality of the foregoing, the Company shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Company shall obtain and furnish to the Secured Party from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

Except in the ordinary course of business, the Company shall not transfer, pledge, hypothecate, encumber, license (except for non-exclusive licenses granted by the Company in the ordinary course of business), sell or otherwise dispose of any of the Collateral without the prior written consent of the Secured Party.

The Company shall keep and preserve its Equipment, Inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

The Company shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Party promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Party's security interest therein.

The Company shall promptly execute and deliver to the Secured Party such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Secured Party may from time to time reasonably request and may in its discretion deem necessary to perfect, protect or enforce its security interest in the Collateral including, without limitation, the execution and delivery of a separate security agreement with respect to the Company’s intellectual property ("Intellectual Property Security Agreement") in which the Secured Party has been granted a security interest hereunder, substantially in a form acceptable to the Secured Party, which Intellectual Property Security Agreement, other than as stated therein, shall be subject to all of the terms and conditions hereof.

j. The Company shall immediately permit the Secured Party and its representatives and agents to inspect the Collateral at any time during normal business hours, and to make copies of records pertaining to the Collateral and the Company as may be requested by the Secured Party from time to time.

k. The Company shall take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

l. The Company shall promptly notify the Secured Party in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Company that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Party hereunder.

m. All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of the Company with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

n. Schedule A attached hereto contains a list of all of the subsidiaries of Company

o. So long as the Company shall have any obligation under the Promissory Notes, the Company shall not without the Secured Party’s written consent (a) pay, declare or set apart for such payment, any dividend or other distribution (whether in cash, property or other securities) on shares of capital stock other than dividends on shares of Common Stock solely in the form of additional shares of Common Stock or (b) directly or indirectly or through any subsidiary make any other payment or distribution in respect of its capital stock.

p. So long as the Company shall have any obligation under the Promissory Notes, the Company shall not without the Secured Party’s written consent, redeem, repurchase or otherwise acquire (whether for cash or in exchange for property or other securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of the Company or any warrants, rights or options to purchase or acquire any such shares.

q. So long as the Company shall have any obligation under the Promissory Notes, the Company shall not, without the Secured Party’s written consent, create, incur, assume or suffer to exist any liability for borrowed money, except (a) borrowings in existence or committed on the date hereof and of which the Company has informed Secured Party in writing prior to the date hereof, (b) indebtedness to trade creditors or financial institutions incurred in the ordinary course of business or (c) borrowings, the proceeds of which shall be used to repay the Promissory Notes.

r. So long as the Company shall have any obligation under the Promissory Notes, the Company shall not, without the Secured Party’s written consent, sell, lease or otherwise dispose of any significant portion of its assets outside the ordinary course of business. Any consent to the disposition of any assets may be conditioned on a specified use of the proceeds of disposition.

s. So long as the Company shall have any obligation under the Promissory Notes, the Company shall not, without the Secured Party’s written consent, lend money, give credit or make advances to any person, firm, joint venture or corporation, including, without limitation, officers, directors, employees, subsidiaries and affiliates of the Company, except loans, credits or advances (a) in existence or committed on the date hereof and which the Company has informed Secured Party in writing prior to the date hereof, (b) made in the ordinary course of business or (c) not in excess of $500.

t. So long as the Company shall have any obligation under the Promissory Notes, the Company shall not, without the Secured Party’s written consent, which consent shall not be unreasonably withheld, assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any person, firm, partnership, joint venture or corporation, except by the endorsement of negotiable instruments for deposit or collection and except assumptions, guarantees, endorsements and contingencies (a) in existence or committed on the date hereof and which the Company has informed Secured Party in writing prior to the date hereof, and (b) similar transactions in the ordinary course of business.

u. As to Board of Director and shareholder and related actions:

i. General Actions. The Company shall provide the Secured Party with prior notification, in writing at least 10 days prior, of any meeting of the Company’s shareholders and/or Board of Directors supplying Secured Party with details of the purposes of such events. The Company agrees not to allow any action, at such event, other than stated in the notice.

ii. Actions Without Meetings. No action by the Board of Directors or shareholders, by written consent in lieu of a meeting, shall be valid until 10 days after a complete copy of said document is delivered to Secured Party.

iii. Material Actions. In the event of the Company determination to take any of the following actions: determining owners who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation, reclassification or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Company or any proposed liquidation, dissolution or winding up of the Company or similar event, the determination to sue any person or firm, the determination to issue any shares of common stock in one or related transactions equal to 10% or more of the Company, or other material corporate events, the Company shall deliver a more detailed notice to the Secured Party, at least 20 days prior to the record date specified therein (or 20 days prior to the consummation of the transaction or event, whichever is earlier).

4. Defaults.

A. The following events shall be "Events of Default":

(a) the occurrence of an event of default (as defined in the Promissory Notes) under the Promissory Notes;

(b) any promise or representation of the Company in this Agreement or in the Intellectual Property Security Agreement, if any, shall prove to have been incorrect in any material respect when made, without negating the right of the Secured Party to take the position of fraud and other violations or acts apply with applicable remedies;

(c) the failure by the Company to observe or perform any of its obligations hereunder or in the Intellectual Property Security Agreement, if any;

(d) any breach of, or default under, this Agreement;

(e) the Company fails to pay the principal hereof or interest thereon when due on the Promissory Notes, whether at maturity, or upon acceleration or otherwise;

(f) the Company fails to issue or transfer shares of Common Stock or other securities of the Secured Party (or announces or threatens that it will not honor its obligation to do so) upon exercise by the Secured Party of any rights of the Secured Party or the Company fails to remove any securities restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock or securities when required (Common Stock, for the purposes of this Agreement, is Common Stock of the Company);

(g) The Company announces or threatens that it will not honor its obligations to the Secured Party;

(h) The Company fails to include the Common Stock of Secured Party and affiliated persons of Secured Party in any filed Registration Statement with any governmental entity;

(i) The Company or any subsidiary of the Company shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed;

(j) Any money judgment, writ or similar process shall be entered or filed against the Company or any subsidiary of the Company or any of its property or other assets for more than $20,000 and shall remain unvacated, unbonded or unstayed for a period of twenty (20) days unless otherwise consented to by the Secured Party, which consent will not be unreasonably withheld;

(k) Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company or any subsidiary of the Company; and

(l) the Company shall fail to maintain the listing of the Common Stock on any exchange or trading medium following listing.

B. Any breach, by the Company or the Management, of this Agreement shall also be deemed a default of the Promissory Notes and any default of the Promissory Notes by the Company shall be deemed a breach of this Agreement; provided the Secured Party shall have the right to make elections and re-elections in responding to the breach in such a manner as to choose remedies as to cross default thereby allowing the Promissory Notes, if it so elects, to be assigned or sold in whole or part without or without this Agreement accompanying such transaction to maintain negotiability or otherwise in the discretion of the Secured Party.

C. Upon the occurrence of any default and at any time thereafter, the Company shall, upon receipt by it of any revenue, income or other sums subject to the Security Interest, whether payable pursuant to the Promissory Notes or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Party and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Party for application to the satisfaction of the Obligations.

5. Rights and Remedies Upon Default.

A. Upon occurrence of any Event of Default and at any time thereafter, the Promissory Notes shall become immediately due and payable and the Secured Party shall have the right to exercise all of the remedies conferred hereunder and under the Promissory Notes, and the Secured Party shall have all the rights and remedies of a secured party under the UCC and/or any other applicable law (including the Uniform Commercial Code of any jurisdiction in which any Collateral is then located or otherwise as permitted by law).
Without limitation, the Secured Party shall also have the following rights and powers upon an Event of Default, in addition to other rights and powers that apply:

i. The Secured Party shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Company shall assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the Company's premises or elsewhere, and make available to the Secured Party, without rent, all of the Company’s respective premises and facilities for the purpose of the Secured Party taking possession of, removing or putting the Collateral in saleable or disposable form.

ii. The Secured Party shall have the right to designate a person or firm or group operate the business of the Company using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Party may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Company or right of redemption of the Company, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Secured Party may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Company, which are hereby waived and released.

B. Whenever pursuant to this Promissory Notes and or this Agreement the Company is required to pay an amount in excess of the outstanding principal amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus default interest at the maximum interest rate under law, the Company and the Secured Party agree that the actual damages to the Secured Party to be so paid by the Company beyond principal and interest includes the time and attention of the Secured Party to exercise its rights, consult with others, and also includes the loss of value of Common Stock it may directly or indirectly have an interest in, but only if the conduct of the Company is outrageous as stated below, to that excess payments represent stipulated damages and not a penalty and is intended to compensate the Secured Party in part for loss of the opportunity to earn a return from the sale of shares of Common Stock. The Company and the Secured Party hereby agree that such amount of stipulated damages is not plainly disproportionate in consideration of punitive damages.

It is the intention of the parties to conform strictly to applicable usury and similar laws. Accordingly, notwithstanding anything to the contrary in this Note, it is agreed that the aggregate of all charges which constitute interest under applicable usury and similar laws that are contracted for, chargeable or receivable under or in respect of this Note, shall under no circumstances exceed the maximum amount of interest permitted by such laws, and any excess, whether occasioned by acceleration or maturity of this Note or otherwise, shall be canceled automatically, and if theretofore paid, shall be either refunded to the Company or credited on the principal amount of this Note, except in the case of stipulated damages set forth herein, in which case it shall be the option of the Secured Party, at any time, to either treat excess payments as stipulated damages or return same as excess interest.

C. The proceeds of any such sale, lease or other disposition of the Collateral hereunder by the Secured Party or its representatives following a default, shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys' fees and expenses incurred by the Secured Party in enforcing its rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Party shall pay to the Company any surplus proceeds or retain as stated above as stipulated damages, but shall retain only if the breach by the Company or failure to perform was intentional, willful and arising to a level of outrage that would otherwise permit punitive damages had a case been brought in court, and if not, then surplus shall be paid to the Company.

The Company waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Secured Party.

6. Costs and Expenses. The Company agrees to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Party. The Company shall also pay all other claims and charges which in the reasonable opinion of the Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. The Company will also, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the enforcement of this Agreement and the Promissory Notes, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, and/or (iii) the exercise or enforcement of any of the rights of the Secured Party under the Promissory Notes.

Until so paid, any fees payable hereunder shall be added to the principal amount of the Promissory Notes and shall bear interest at the default rate, which shall be the maximum rate provided by law.

7. Responsibility for Collateral. The Company assumes all liabilities and responsibility in connection with all Collateral, and the obligations of the Company hereunder or under the Promissory Notes and this shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason. The Company shall be liable:

(1)	for any intentional fraud or misrepresentation in connection with the delivery or performance of this Agreement or any assets;

(2)	for the fair market value of any other rights, interests, or property comprising any after-secured property sold, transferred or disposed other than in accordance with the terms of this Agreement;

(3)
for the retention or misapplication of any proceeds under any insurance policies or awards by reason of damage, loss, or destruction of any portion of any property, which amounts are to be applied to the Obligations; and

(4)	for damage to any property from waste or the failure of the undersigned to maintain, repair, protect, and preserve any after-secured property. Grand Rapids, MI 49512

The Secured Party shall have the right to recover its damages hereunder in a separate proceeding brought for that purpose, and may pursue against the undersigned all of such Secured Party’s rights and remedies under this Agreement or at law or equity.

8. Security Interest Absolute. The Company also promises and represents that all rights of the Secured Party and all Obligations of the Company hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Promissory Notes, or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Promissory Notes, or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Secured Party to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Company, or a discharge of all or any part of the Security Interest granted hereby.

Also, until the Obligations shall have been paid and performed in full, the rights of the Secured Party shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy.

The Company expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Party hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Party, then, in any such event, the Company's obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof.

The Company waives all right to require the Secured Party to proceed against any other person or to apply any Collateral which the Secured Party may hold at any time, or to marshal assets, or to pursue any other remedy.

The Company waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

9. Term. This Agreement and the Security Interest shall terminate on the date on which all payments under the Promissory Notes have been made in full and all other Obligations have been fully satisfied and the Secured Party in compensated for any damages and losses of any kind and the Secured Party agrees to such termination in writing. Upon such termination, the Secured Party, at the request and at the expense of the Company, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

10. Power of Attorney; Further Assurances.

A. The Company authorizes the Secured Party, and does hereby make, constitute and appoint it, and its respective officers, agents, successors or assigns with full power of substitution, as the Company's true and lawful attorney-in-fact, with power, in its own name or in the name of the Company, to: (i) endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party; (ii) at any time, to sign and endorse any UCC financing statement or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of the Secured Party, and at the Company's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement, the Promissory Notes and any other agreements, all as fully and effectually as the Company might or could do; and the Company hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Party shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party’s rights and remedies hereunder.

However, no right or power of the Secured Party shall create any obligation or warranty or representation to the benefit of the Company.

B. On a continuing basis, the Company will make, execute, acknowledge, deliver, file and record, as the case may be, in the proper filing and recording places in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule B, attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Party, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Party the grant or perfection of a security interest in all the Collateral.

C. The Company hereby irrevocably appoints the Secured Party as the Company's attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company, from time to time in the Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Company where permitted by law.

11. Injunction. The Company acknowledges that a breach by it of its obligations hereunder or the Promissory Notes or this Agreement could cause irreparable harm to the Secured Party in certain circumstances where monetary damages are not easily determined and/or not adequate to compensate the Secured Party. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Promissory Notes, that the Secured Party shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Promissory Notes and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

12. Miscellaneous.

A. Gender. Wherever the context shall require, all words herein in the masculine gender shall be deemed to include the feminine or neuter gender, all singular words shall include the plural, and all plural shall include the singular.

B. Severability. If any provision hereof are deemed unenforceable by a court of competent jurisdiction, the remainder of this Agreement, and the application of such provision in other circumstances shall not be affected thereby.

C. Further Cooperation. From and after the date of this Agreement, each of the parties hereto agrees to execute whatever additional documentation or instruments as are necessary to carry out the intent and purposes of this Agreement or to comply with any law, and this includes UCC-1 Finance Statement(s), and other related items due from Company.

D. Waiver. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the waiving party. The failure of any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein, shall not be construed as a waiver or relinquishment of any other condition, promise, agreement or understanding set forth herein or of the right to insist upon strict performance of such waived condition, promise, agreement of understanding at any other time.

E. Expenses. Except as otherwise provided herein, each party hereto shall bear all expenses incurred by each such party in connection with this Agreement and in the consummation of the transactions contemplated hereby and in preparation thereof.

F. Amendment. This Agreement may only be amended or modified at any time, and from time to time, in writing, executed by the parties hereto

G. Captions. Captions herein are for the convenience of the parties and shall not affect the interpretation of this Agreement.

H. Assignment. This Agreement is not assignable without the written consent of the parties provided; however, the Secured Party has full right and power of assignment without restriction.

I. Parties in Interest. Provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable only by the parties and their heirs and permitted assigns.

J. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties on the subject matter hereof.

K. Construction. The parties agree and acknowledge that each has reviewed this Agreement and the normal rule of construction that agreements are to be construed against the drafting party shall not apply in respect of this Agreement given the parties have mutually negotiated and drafted this Agreement.

L. Independent Legal Counsel. The parties hereto agree that (i) each has retained independent legal counsel in connection with the preparation and of this Agreement, (ii) each has been advised of the importance of retaining legal counsel, or has waived such right.

M. Confidentiality. Unless the Company first obtains the express written permission of the Secured Party or a legal opinion that law requires the contrary, the Company and affiliates hereby agree to keep completely confidential and to not disclose information it acquires about the Secured Party and affiliates.

N. Regular Information/Reporting. The Company agrees to provide Secured Party all public information, press releases and promotional materials, and corrected information as to prior information, as all such information becomes available and it is legally required or permitted to release same, to the other party hereto.

O. Company Conduct. The Company agrees that during the term of this Agreement and for a period of two years after any termination it shall:

a. do all it can to be in complete compliance with all laws and regulations;

b. utilize a bona fide transfer agent to handle the transfer and disposition of the securities;

c. maintain appropriate financial and internal controls, financial reporting, and other legally required reporting;

d. not comment on the Secured Party or any affiliate in any adverse or negative manner waiving all “first amendment” and other defenses;

e. properly communicate with owners of the securities of the Company in a manner equal to all owners;

f. utilize all proceeds from this Agreement to the benefit of the Company in good faith as directed by its Management in compliance with law with the first priority to pay its accountants, lawyers, and any governmental requirements as a compliant business;

g. undertake sale of any securities equal to 20% or more of the class in any one or series of related transactions during any six month period, sale, outside the ordinary course of business, of 20% or more of the assets, make a dividend, or similar action as to the Company assets, or any securities, unless adequate and reasonable steps are taken to protect and benefit the owners of the shares of common stock of the Company and the Secured Party and other requirements applicable are fully complied with but never shall such action be taken outside the ordinary course of business;

P. Cumulative Rights. The Company agrees that all of the rights and remedies of the other party hereto whether established hereby or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

Q. Jurisdiction. This Agreement shall be construed in accordance with the laws of the State of California, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of California, as in the case of application of Florida law, in which case such law shall govern.

R. Venue. Each of the parties hereto irrevocably submit to the exclusive jurisdiction of any California State or United States Federal court sitting in California over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such State or Federal court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The parties hereto further waive any objection to venue in the said State of California. The Company waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made, as the Secured Party may elect, by mail directed to the Company at the principal business location herein or, in the alternative, in any other form or manner permitted by law, on a non-exclusive basis, as determined by the Secured Party.

THE COMPANY IRREVOCABLY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING AND FURTHER AGREES THAT SERVICE OF PROCESS UPON THE PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS’ FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

S. Failure or Indulgence Not Waiver. No failure or delay on the part of the Secured Party in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges.

T. Cost of Collection. If default is made in the payment of the Promissory Notes, and/or in honoring this Agreement, the Company shall pay the Secured Party hereof costs of collection, including reasonable attorneys’ fees.

U. Notices. All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by facsimile, upon receipt of proof of sending thereof, (iii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, to the last known address of the parties.

V. Execution. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof. This Agreement is binding on those who sign notwithstanding the absence of any other signature.

W. Jury Trial. EACH PARTY HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRAIL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS INDIVIDUAL LEGAL COUNSEL, AND THAT SUCH PARTY HAS KNOWINGLY AND VOLUNTARILY WAIVES ITS RIGHTS TO A JURY TRIAL FOLLOWING SUCH CONSULTATION. THIS WAIVER IS IRREVOCABLE, MEANING THAT, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY OR OTHERWISE, IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS AND SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

X. CONFESSION OF JUDGMENT. THE COMPANY, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT) SEPARATE COUNSEL FOR COMPANY AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY, INTELLIGENTLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THE COMPANY HAS OR MAY HAVE TO PRIOR NOTICE AND AM OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA, STATES, OR ELSEWHERE INCLUDING, WITHOUT LIMITATION, A HEARING PRIOR TO ATTACHMENT OF THE COMPANY'S ASSETS.

COMPANY ACKNOWLEDGES AND UNDERSTANDS THAT BY ENTERING INTO THIS TRANSACTION CONTAINING A CONFESSION OF JUDGMENT CLAUSE, THAT
---COMPANY IS VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY GIVING UP ANY AND ALL RIGHTS, INCLUDING CONSTITUTIONAL RIGHTS, THAT COMPANY HAS OR MAY HAVE TO NOTICE AND A HEARING BEFORE JUDGMENT CAN BE ENTERED AGAINST COMPANY AND BEFORE THE COMPANY'S ASSETS MAY BE LEVIED, EXECUTED UPON AND/OR ATTACHED.

COMPANY UNDERSTANDS THAT ANY SUCH LEVY, EXECUTION AND/OR ATTACHMENT SHALL RENDER THE PROPERTY GARNISHED, LEVIED, EXECUTED UPON OR ATTACHED IMMEDIATELY UNAVAILABLE TO COMPANY.

IT IS SPECIFICALLY ACKNOWLEDGED BY COMPANY THAT THE SECURED PARTY HAS RELIED ON THIS AND THE RIGHTS WAIVED BY COMPANY HEREIN AS AN INDUCEMENT TO GRANT FINANCIAL ACCOMMODATIONS TO THE COMPANY.

If a default occurs under the Promissory Notes, Company hereby authorizes and empowers any attorney of any court of record or the notary or clerk of any county, or in any jurisdiction where permitted by law or the clerk of any United States District Court, as arranged by the Secured Party, to appear for the Company in any and all actions which may be brought hereunder and enter and confess judgment against the Company in favor of the Secured Party for such sums as are due or may become due under the Notes or other documents relating thereto, together with costs of suit and actual collection costs including, without limitation, reasonable attorneys' fees, all with or without declaration, without prior notice, without stay of execution and with release of all procedural errors and the right to Issue executions forthwith.

Company further waives the fight to any notice and hearing prior to the execution, levy, attachment or other type of enforcement of any judgment obtained hereunder, including, without limitation, the right to be notified and heard prior to the levy, execution upon and attachment of Company's property.

If a copy of the Promissory Notes shall have been filed in such action, it shall not be necessary to file the originals thereof as a warrant of attorney by the Company and representation of acceptance, any practice or usage to the contrary notwithstanding.

The authority herein granted to confess judgment shall not be exhausted by any single exercise thereof, but shall continue and may be exercised from time to time as often as the Secured Party shall find it necessary and desirable and at all times until full payment of all amounts due are paid.

The Secured Party may confess one or more judgments in the same or different jurisdictions for all or any part of the obligations without regard to whether judgment has theretofore been confessed on more than one occasion for the same.

13. Management Confirmation. Those person signing below as the MANAGEMENT individually agree, as Directors, they have been supplied adequate and good consideration in order that they further agree that while they serve in any capacity with the Company and while they have any relationship of stock ownership or otherwise, they shall take all action and not take any action as is necessary for the Company to honor this Agreement and that neither the Secured Party nor any affiliate has any obligation to them. Joseph Walsh represents, and agrees, that each Board member has agreed to this Section and the execution of this Agreement and the Promissory Notes and that he has authority to confirm and sign for them each.

14. Additional Agreements. The following shall also apply:

        a. the Company shall take all necessary legal action to update all Federal and state filings, as in the case of annual reports with the SEC, and such action shall be as prompt as possible;

b. the Company agrees, as does Joseph Walsh (“Joe”), that upon the Company filing it’s annual reports on Form 10-KSB with the SEC for the years ended December 31, 2003 and 2004, then by resignation and appointment, the Company shall cause the following changes to take place:

    ✓ Joe will cease to be President and C.E.O., no longer being an officer, but will become Chairperson of the Company to serve for such time as he determines, but at least until the Company has filed all necessary reports up to and including the year 2005;

    ✓ a new President and C.E.O. will be appointed, someone nominated or suggested by Secured Party, and such person will be vested and appointed by the Board of the Company immediately at that time, the only exception being if the person has some material defect which makes a reasonable person reasonably conclude the person should not become President, and this is set out by the Company in writing to the Secured Party prior to appointment, another person will be presented by the Secured Party; and

    ✓ the Board of Directors will be reconstituted to be a majority of persons nominated or suggested by the Secured Party, so that the current Directors may resign, or remain, and additional people will be added or take the positions of the current Directors, as long as the majority are persons nominated or suggested by the Secured Party (it is anticipated and agreed, with Joe’s termination as officers, discussed above, that the current Board will resign at the same time appointing replacements presented by Secured Party, for one, two or the three current positions, as Secured Party determines).; and

c. the parties agree that from time to time the debt reflected by the loan, including the principal and interest, may be converted into shares of common stock at such valuation and upon such terms, including conversion, only if and as mutually agreed to between the Company and Secured Party in writing.

SIGNATURE PAGE

EFFECTIVE DATE:

Witness: (Name, Address)

__________________________________

ARTFEST INTERNATIONAL, INC.

BY:___________________________

PRESIDENT

Witness: (Name, Address)

__________________________________

BOARD OF DIRECTORS:

_________________________________________________________
Joseph Walsh, as Chairman on behalf of each Director,: Joseph Walsh
Roger Bergman, and Scott Dyk

SECURED PARTY(IES):

LARRY D. DITTO and DORIS N. DITTO, TRUSTEES AND THE SUCCESSOR
TRUSTEES OF THE DITTO FAMILY TRUST U/D/T DATED March 7, 1997,
Address: 21282 Canea Mission Viejo, California 92692.

SCHEDULE A

Principal Place of Business of the Company:

Gallery in Key West, FL:
800 Duval Street
Key West, FL  33040

Locations Where Collateral is Located or Stored:

Gallery in Key West, FL:
800 Duval Street
Key West, FL  33040

Gallery in Grand Rapids, MI:
Picasso Joe's The Gallery
3655 28th Street
Suite 3-H, and any other suites or units
Grand Rapids, MI  49512

List of Subsidiaries of the Company:

None

SCHEDULE B

Collateral Jurisdictions:

Florida and Michigan

Gallery in Key West, FL:

800 Duval Street

Key West, FL  33040

Gallery in Grand Rapids, MI:

Picasso Joe's The Gallery

3655 28th Street

Suite 3-H, and any other suites or units

ARTFEST INTERNATIONAL, INC.
PROMISSORY NOTE
(SECURED)

$             , 2005
(Amount)        (Date)

Due Date: ON DEMAND, in event of default

FOR VALUE RECEIVED, the undersigned agrees as follows:
1. Artfest International, Inc. (“Company”), hereby promises to pay to the order of:

LARRY D. DITTO and DORIS N. DITTO, TRUSTEES AND THE SUCCESSOR TRUSTEES OF THE DITTO FAMILY TRUST U/D/T DATED March 7, 1997
Address: 21282 Canea Mission Viejo, California 92692

or heirs, assigns or holders (“Secured Party”), in lawful money of the United States of America, and in immediately available funds, the following “Principal” and interest, less any payment or prepayment to Secured Party towards this Note:

    (i) the outstanding principal sum, current amount, as of this date, set forth above, which sum is subject to increase or decrease as stated herein (“Principal”);
    (ii) the increased or new Principal amount due to any additional loans to, or for the benefit of, the Company as may be disbursed to, or for the benefit of, the Company, and added to the then Principal of this Note, as stated below;
    (iii) the increased or new Principal amount due to any unpaid interest otherwise due but unpaid which shall be deemed added to the balance of Principal under this Note, as stated below;
    (ii) regular and default, if applicable, interest, fixed below; and
    (iii) any other amounts due hereunder or otherwise by the Company to the Secured Party, including attorney fees if due in the event of a default.

2. A. All additional loans shall be considered to either increase the original face amount or then unpaid balance of Principal of this Note or shall be reflected in additional promissory notes upon equal terms as this form, either way at the election of the Secured Party.

B. All amounts due Secured Party are secured with assets and other collateral of the Company as set forth in the Loan Agreement of even date, which Agreement shall apply to this Note and any other subsequent Notes and obligations of the Company to the Secured Party.

3. The Company agrees that no promise or representation is made that any additional loans shall be made to or on behalf of the Company.

4. Interest shall be paid as follows, on the sooner of the due date as follows or on demand of the Secured Party:

Principal shall bear simple interest, calculated monthly, at the annual prime rate, published as of the subject month, by Bank of America, and shall accrue on the amount of the then Principal balance of this Note; the foregoing annual rate shall then be divided by 12 to set a monthly rate which shall be applied for the monthly balance outstanding, as follows: Interest shall be calculated and accrued on a monthly basis on the prior months average principal balance and shall be due and payable no later than ten (10) calendar days after the end of the calendar month on which the interest was calculated and accrued. Any monthly interest remaining unpaid as of the end of the month in which it was payable shall be added to the then Principal and shall bear interest thereafter as additional principal until paid.

5. The Principal hereof and any unpaid accrued interest thereon shall be due and payable, notwithstanding anything: ON DEMAND, in the event of a default of this Note, otherwise it shall be paid in 24 equal monthly installments, by the 10th day of each month, starting with the month that is the sooner of 60 days from the date the common stock of the Company commences trading on the NASD Bulletin Board or on any national trading medium, or March 1, 2006.

6. Payment of all amounts due hereunder shall be made at the address of the Secured Party above or at such other place as the Secured Party may designate in writing at any time or from time to time.

7. This Note may be prepaid, in whole or in part, and prepayments shall be applied as follows:

In addition to all other rights contained in this Note, if a default occurs and as long as a default continues, all outstanding obligations to Secured Party shall bear interest at the maximum rate permitted by law and shall also apply until the obligations or any judgment thereon is paid in full. Monies received by Secured Party from any source for application toward payment of the obligations shall be applied to accrued Interest and then to Principal. If a default occurs, monies may be applied to the obligations in any manner or order deemed appropriate by the Secured Party.

8. The occurrence of any one or more of the following events, in addition to any other event as may be agreed to in writing between the Company and the Secured Party, shall constitute an Event of Default under this Note and the Loan Agreement of even date:

    (a) the non-payment, when due, of any Principal or interest pursuant to this Note;

    (b) the material breach of any promise or representation in this Note, and/or the Loan Agreement;

    (c) an event of default stated in the Loan Agreement; and/or

    (d) the commencement by, or as to, the Company of any voluntary or involuntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or the adjudication of the Company as insolvent or bankrupt by a decree of a court of competent jurisdiction; or the petition or application by the Company for, acquiescence in, or consent by the Company to, the appointment of any receiver or trustee for the Company or for all or a substantial part of the property of the Company; or the assignment by the Company for the benefit of creditors; or the written admission of the Company of its inability to pay its debts as they mature.

Upon the occurrence of any default or Event of Default, the Secured Party may declare all amounts and obligations are due and payable immediately, in which event it shall immediately be and become due and payable, without notice or any opportunity to defend or cure, without need of presentment of this Note.

9. Notices to be given hereunder shall be in writing and shall be deemed given as set forth in the Loan Agreement.

2  10. The Company agrees that all of the rights and remedies of the Secured Party hereto whether established hereby or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently. Also:

If any payment received under this Note is rescinded, avoided or for any reason returned by because of any adverse claim or threatened action, the returned payment shall remain payable as an obligation of all persons liable under this Note and also Loan Agreement as though such payment had not been made.

Company shall deliver such information as Secured Party may reasonably request from time to lime, Including without limitation, financial statements and information pertaining to financial condition. Such information shall be true, complete, and accurate.

3
4  11. This Note shall be construed in accordance with the laws of the State of California, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of California, as in the case of application of Florida law, in which case such law shall govern.
5

6  12. The Company irrevocably submits to the exclusive jurisdiction of any California State or United States Federal court sitting in California over any action or proceeding arising out of or relating to this Note, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such State or Federal court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The parties hereto further waive any objection to venue in the said State of California. The Company waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made, as the Secured Party may elect, by mail directed to the Company at the principal business location herein or, in the alternative, in any other form or manner permitted by law, on a non-exclusive basis, as determined by the Secured Party.

  7  THE COMPANY IRREVOCABLY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING AND FURTHER AGREES THAT SERVICE OF PROCESS UPON THE PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER.

13. In the event Secured Party shall refer this Note to an attorney for collection, the Company agrees to pay all the costs and expenses incurred in attempting or effecting collection hereunder or enforcement of the terms of this Note, including reasonable attorney's fees, whether or not suit is instituted.

14.  It is the intention of the parties to conform strictly to applicable usury and similar laws. Accordingly, notwithstanding anything to the contrary in this Note, it is agreed that the aggregate of all charges which constitute interest under applicable usury and similar laws that are contracted for, chargeable or receivable under or in respect of this Note, shall under no circumstances exceed the maximum amount of interest permitted by such laws, and any excess, whether occasioned by acceleration or maturity of this Note or otherwise, shall be canceled automatically, and if theretofore paid, shall be either refunded to the Company or credited on the principal amount of this Note, except in the case of stipulated damages set forth herein, in which case it shall be the option of the Secured Party, at any time, to either treat excess payments as stipulated damages or return same as excess interest.

15. No failure or delay on the part of the Secured Party in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges.

CONFESSION OF JUDGMENT.

THE COMPANY, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT) SEPARATE COUNSEL FOR COMPANY AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY, INTELLIGENTLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THE COMPANY HAS OR MAY HAVE TO PRIOR NOTICE AND AM OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA, STATES, OR ELSEWHERE INCLUDING, WITHOUT LIMITATION, A HEARING PRIOR TO ATTACHMENT OF THE COMPANY'S ASSETS.

COMPANY ACKNOWLEDGES AND UNDERSTANDS THAT BY ENTERING INTO THIS TRANSACTION CONTAINING A CONFESSION OF JUDGMENT CLAUSE, THAT

---COMPANY IS VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY GIVING UP ANY AND ALL RIGHTS, INCLUDING CONSTITUTIONAL RIGHTS, THAT COMPANY HAS OR MAY HAVE TO NOTICE AND A HEARING BEFORE JUDGMENT CAN BE ENTERED AGAINST COMPANY AND BEFORE THE COMPANY'S ASSETS MAY BE LEVIED, EXECUTED UPON AND/OR ATTACHED.

COMPANY UNDERSTANDS THAT ANY SUCH LEVY, EXECUTION AND/OR ATTACHMENT SHALL RENDER THE PROPERTY GARNISHED, LEVIED, EXECUTED UPON OR ATTACHED IMMEDIATELY UNAVAILABLE TO COMPANY.

IT IS SPECIFICALLY ACKNOWLEDGED BY COMPANY THAT THE SECURED PARTY HAS RELIED ON THIS AND THE RIGHTS WAIVED BY COMPANY HEREIN AS AN INDUCEMENT TO GRANT FINANCIAL ACCOMMODATIONS TO THE COMPANY.

If a default occurs under the Promissory Notes, Company hereby authorizes and empowers any attorney of any court of record or the notary or clerk of any county, or in any jurisdiction where permitted by law or the clerk of any United States District Court, as arranged by the Secured Party, to appear for the Company in any and all actions which may be brought hereunder and enter and confess judgment against the Company in favor of the Secured Party for such sums as are due or may become due under the Notes or other documents relating thereto, together with costs of suit and actual collection costs including, without limitation, reasonable attorneys' fees, all with or without declaration, without prior notice, without stay of execution and with release of all procedural errors and the right to Issue executions forthwith.

Company further waives the fight to any notice and hearing prior to the execution, levy, attachment or other type of enforcement of any judgment obtained hereunder, including, without limitation, the right to be notified and heard prior to the levy, execution upon and attachment of Company's property. If a copy of the Promissory Notes shall have been filed in such action, it shall not be necessary to file the originals thereof as a warrant of attorney by the Company and representation of acceptance, any practice or usage to the contrary notwithstanding.

The authority herein granted to confess judgment shall not be exhausted by any single exercise thereof, but shall continue and may be exercised from time to time as often as the Secured Party shall find it necessary and desirable and at all times until full payment of all amounts due are paid.

The Secured Party may confess one or more judgments in the same or different jurisdictions for all or any part of the obligations without regard to whether judgment has theretofore been confessed on more than one occasion for the same.

The Company has signed and sealed this Note as of the date first above.

Artfest International, Inc.

By:_______________________________
President and Chief Executive Officer